Annual Operating Expenses - FidelitySustainableLowDurationBondETF-PRO - FidelitySustainableLowDurationBondETF-PRO - Fidelity Sustainable Low Duration Bond ETF - Fidelity Sustainable Low Duration Bond ETF
	Dec. 30, 2024
Operating Expenses:
Management fee	0.20%
Distribution and/or Service (12b-1) fees	none
Other expenses	0.03%
Total annual operating expenses	0.23%
Fee waiver and/or expense reimbursement	0.03%	[1]
Total annual operating expenses after fee waiver and/or expense reimbursement	0.20%

[1]
A Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent proxy and shareholder meeting expenses exceed 0.003% of the fund's average net assets. This arrangement will remain in effect through December 31, 2025 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.